                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Ruth S. Block
                              ---------------------------------
                              Ruth S. Block

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Russell G. Cleary
                              ---------------------------------
                              Russell G. Cleary

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ John H. Dasburg
                              ---------------------------------
                              John H. Dasburg

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 8th day of March, 1995.




                               /s/ Pierson M. Grieve
                              ---------------------------------
                              Pierson M. Grieve

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ James J. Howard
                              ---------------------------------
                              James J. Howard

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Jerry W. Levin
                              ---------------------------------
                              Jerry W. Levin

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Reuben F. Richards
                              ---------------------------------
                              Reuben F. Richards

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Richard L. Schall
                              ---------------------------------
                              Richard L. Schall

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Roland Schulz
                              ---------------------------------
                              Roland Schulz

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Philip L. Smith
                              ---------------------------------
                              Philip L. Smith

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Hugo Uyterhoeven
                              ---------------------------------
                              Hugo Uyterhoeven

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint KENNETH A. IVERSON and WILLIAM R. ROSENGREN, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to the Annual Report on Form 10-K of Ecolab Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, provided that the Annual Report and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of February, 1995.




                               /s/ Albrecht Woeste
                              ---------------------------------
                              Albrecht Woeste